Dated this 4th November 2023

MEMORANDUM OF AGREEMENT
(MOA)

Between

AGAPE ATP CORPORATION

And

ORIENTAL INDUSTRIES ENTERPRISE (M) SDN. BHD.

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This Memorandum of Agreement ("MOA") is made on this ________________. ("Effective Date")

BETWEEN

AGAPE ATP CORPORATION, a Nevada corporation and having its place of business at Lot 1705 - 1708, Level 17, Tower 2 Faber Towers, Jaan Desa Bahagia, Taman Desa, 58100 Kuala Lumpur ("ATP") of the one part;

AND

ORIENTAL INDUSTRIES ENTERPRISE (M) SDN. BHD. (Registration No : 307553-A), a Malaysia corporation and having its place of business at 12, Jalan Taming 5, Taman Taming Jaya, Off Jalan Balakong, Seri Kembangan, 43300 Selangor ("OIE") of the second part.

(ATP and OIE hereinafter referred singularly as a "Party" and collectively as the "Parties")

WHEREAS:

A. ATP is a company that specializes in a sustainable global "Wellness" ecosystem and the development and production of advanced technology solutions for the energy section;

B. OIE is a company that focuses on cutting-edge electric vehicle (EV) battery and aims to be the leading energy revolution in Asia

C. Following discussion between ATP and OIE, the Parties wish the establish collaboration and explore opportunities within the scope provided in Paragraph 2 below; and

D. This MOA sets out below the general framework and intentions of the Parties for the collaboration and to facilitate discussion of further definitive terms.

1: Objective

1.1 This MOA sets out the framework and areas of co-operation which are of mutual interest and benefit to both Parties.

1.2 Under this MOA, the Parties shall endeavor to jointly facilitate the collaboration by providing the necessary expertise, manpower, information and support to each other.

1.3 In achieving the purpose of this MOA, the Parties shall work on the basis of reciprocity within the parameters of the national laws, rules, regulations and/or policies.

2: Areas of Co-operation

2.1 By signing this MOA, Parties hereby agree to take the necessary steps to form a Special Purpose Vehicle Company ("SPV") under the laws of Malaysia. The purpose of the SPV is to be a holding company that provides and promotes the development of sustainable renewable energy landscape in Malaysia through its subsidiaries.

2.2 Each Party shall hold 50% of the shares of the SPV.

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2.3 The provisions set out in this MOA are intended to cover the principal points of the co-operation between the Parties, but they are not intended to be exhaustive, and as such both Parties reserve the right to raise further issues, as may be appropriate, in the process of negotiation. Parties further acknowledge that the detailed terms on the formation and operation of the SPV are to be agreed by Parties mutually in writing.

3: Validity and Termination of the MOA

3.1 This MOA becomes effective from the Effective Date and shall remain in force for a period of One (1) year unless it is terminated by either Party pursuant to Paragraph 3.2 below.

3.2 Either Party may terminate this MOA by giving One (1) month written notice to the other Party.

4. Funding

This MOA does not give rise to any financial obligation by one Party to the other. Any financial obligations pertaining to the formation and operation of the SPV are the decided by the Parties through subsequent written agreement.

5: Representation

Each Party represents, warrants and undertakes that it has taken all necessary corporate approvals and other action to enable it to execute this MOA.

6: Assignment

No Party may assign or transfer its rights or obligations under this MOA without the other Party's written consent, which consent may not be unreasonably withheld or delayed

7: Confidentiality.

7.1 The Parties acknowledge that, in the course of their negotiations under this MOA, it may be necessary for one Party to provide documentation, technical and business information and/or Intellectual Property, in whatever form recorded (collectively, "Confidential Information"), to the other Party.

7.2 All Confidential Information provided or disclosed by either Party hereunder shall remain the property of the disclosing Party, and shall be held in strict confidence by the receiving Party, unless the disclosing Party otherwise consents in writing or unless disclosure of such Confidential Information is required by applicable laws. Confidential Information furnished by any Party hereunder:

a. shall not be reproduced or copied, in whole or in part, by the receiving Party except for use as specifically authorized by this MOA;

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b. shall, together with any copies thereof, be returned to the disclosing Party, or at the request of the disclosing Party, destroyed, when no longer needed for purposes of this MOA; and

c. shall only be disclosed by the receiving Party to its employees and agents who have a need to know such Confidential Information in connection with the performance of this MOA and who have agreed to comply with the confidentiality obligations set forth herein.

7.3 Both Parties agree that the provisions of this Paragraph shall continue to be binding between the Parties notwithstanding the termination or expiry of the MOA and execution of any other instruments made under or pursuant to this MOA.

8: Force Majeure

8.1. Either Party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, strikes, lock-outs or other serious labor disputes, endemic, riots, earthquakes, floods, explosions.

8.2. The obligations and rights of the Party so excused shall be extended on a day-to-day basis for the time period equal to the period of such excusable interruption. When such events have abated, the Parties' respective obligations hereunder shall resume.

8.3. In the event the interruption of the excused Party's obligations continues for a period in excess of sixty (60) calendar days, either Party shall have the right to terminate this MOA upon one (1) month prior written notice to the other Party.

9: Governing Law and Dispute Resolution

9.1. This MOA shall be construed in accordance with, and governed by, the laws of Malaysia, to whose courts exclusive jurisdiction the Parties submit.

9.2. If any dispute arises between the Parties relating to the terms of this MOA or its breach, termination or invalidity (collectively "Dispute"), each Party shall first exercise its best efforts in good faith to reach an amicable resolution within fourteen (14) days (or any longer period as the Parties may agree in writing) from the date either Party gives notice to the other describing the Dispute. The conduct of amicable resolution between the Parties shall be on an entirely 'without prejudice' and confidential basis and any communications (whether oral or written) exchanged between the Parties for the purpose, or in the course, of any amicable resolution shall be privileged from production in any court or alternative dispute resolution forum.

9.3 Failing such amicable resolutions, any Party may bring the Dispute before a Malaysian court.

10: Communications

10.1 A notice, request and other communication hereunder must be in writing and shall be deemed to have been duly given, if delivered by hand or courier or registered mail or by

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email, to the address or email address provided below (or changed in accordance with this Paragraph) of the Party to whom it is addressed and shall be deemed to be given if :

a. delivered by hand or courier, at the time of delivery;

b. on the fifth business day following mailing, if mailed by registered mail; or

c. when indicated as "sent", if send by e-mail.

10.2 The address and email address of ATP are as follows:

AGAPE ATP CORPORATION
Lot 1705 - 1708, Level 17,
Tower 2, Faber Towers,
Jalan Desa Bahagia, Taman Desa,
58100 Kuala Lumpur.
Email address: corporate@agapeatp.com

10.3 The address and email address of OIE are as follows:

ORIENTAL INDUSTRIES ENTERPRISE (M) SDN. BHD.
12, Jalan Taming 5, Taman Taming Jaya,
Off Jalan Balakong,
Seri Kembangan,
43300 Selangor
Email address:

10.4 Either Party may change its address or e-mail address by a notice given to the other Party in the manner set forth above.

11: Variation

This MOA embodies the entire and complete understanding and agreement between the Parties. The terms stipulated in this MOA shall not be amended, altered, changed or otherwise modified without the mutual consent of the Parties and such amendments, alterations, changes and modifications shall be made in writing and signed by the Parties hereto.

12: Intellectual Property

12.1 The Intellectual Property rights of each Party remain the sole property of the Party to whom the Intellectual Property belong.

12.2 Either Party shall not do any act that would or might invalidate or dilute the other Party's registration of, or title to, the Intellectual Property. Either Party shall not attempt to vary or cancel any registration of the Intellectual Property, shall not hold itself out as or represent it is the owner of the Intellectual Property, or assist any other person in any of the foregoing.

12.3 "Intellectual Property" in this MOA shall mean all intellectual and industrial property rights including, without limitation, patents, know-how, trademarks, copyright, registered

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designs, applications for and rights to apply for any of the foregoing, unregistered design rights, unregistered trademarks and copyright, database rights, topography rights, any rights in any invention, discovery or process, in each case in Malaysia and all other countries in the world.

13: E-Communication

The Parties acknowledge and agree that electronic communication is an acceptable method of communicating information from a Party to the other Party without having to communicate the same on paper.

14: Mutual Cooperation and Relationship

The Parties acknowledge that it is not feasible to adequately foresee and address every issue involving the collaboration between the Parties herein. Hence, the Parties shall use their best endeavors to identify their expertise in carrying out the steps and measures necessary for furthering their mutual interest under this MOA in accordance with the spirit of close cooperation and mutual assistance.

15: Counterparts

This MOA may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16: Severability

If any provision of the Agreement shall be held illegal, unenforceable, or in conflict with the governing law, the validity of the remaining portions or provisions hereof shall not be affected thereby.

17: Waiver

No failure or delay by either Party in exercising any of its rights under the Agreement shall be deemed to be a waiver of that right, and no waiver by either Party of a breach of any terms and conditions of the Agreement shall be deemed to be a waiver of any subsequent breach of the same or any other provision.

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IN WITNESS WHEREOF the Parties, through their duly authorized representatives, have hereunto caused this Memorandum of Agreement to be duly executed as at the date first above mentioned.

Signed for and on behalf of
AGAPE ATP CORPORATION

Name: How Kok Choong
Designation: CEO

Company Stamp:

AGAPE ATP CORPORATION
E0248912016-9
Lots 1705-1708, Level 17, Tower 2, Faber Towers,
Jalan Desa Bahagia, Taman Desa,
58100 Kuala Lumpur.
Tel. 03-27325716 / 03-27325717

In the presence of

Name:

Designation:

Signed for and on behalf of
ORIENTAL INDUSTRIES ENTERPRISE (M) SDN. BHD.

ORIENTAL INDUSTRIES ENTERPRISE SDN 307553-A

Name: Ang Mou Lee
Designation: CEO

Company Stamp:

In the presence of

Name:

Designation:

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